Exhibit 99.1

Media Contact	IR Contact
Michael Boss	Marlys Johnson
MPC Corporation	MPC Corporation
Phone (208) 893-1057	Phone (605) 232-7456
mjboss@mpccorp.com	marlys.johnson@mpccorp.com

MPC CORPORATION REPORTS 2007 FINANCIAL RESULTS

NAMPA, ID – April 14, 2008 - MPC Corporation (AMEX:MPZ) today announced financial results for the year ended on December 31, 2007.

Net revenue was $365 million with a net loss of $11.5 million, or $0.64 per basic share and diluted share. The fiscal 2007 results include the results of operations of the Gateway Professional Business beginning on October 1, 2007, the date of its acquisition by MPC Corporation.

For the previous year ended December 31, 2006, net revenue was $285 million with a net loss of $58.7 million, or $4.93 per basic and diluted share. The loss included a $19.5 million impairment charge for acquired intangibles and a $10.5 million loss on debt extinguishment.

For 2007, gross margin improved to 13.2 percent compared to 10.1 percent in 2006. Operating expense for 2007 included an expense of $5.3 million related to a Transition Services Agreement between Gateway and MPC Corporation related to MPC Corporation’s acquisition of the Gateway Professional Business.

”We are pleased with the impact of the Gateway Professional acquisition on our company’s market presence and potential,” noted MPC Corporation CEO and Chairman John P. Yeros. “While challenges remain in integrating the two companies’ product lines and infrastructures, the combined company has increased scale and a stronger product portfolio that better positions us to compete in our key commercial and public sector markets.”

Additional financial details are available through the 10-K filed today.

In addition, the company announced the signing of a major contract with Flextronics Computing, a segment of Flextronics, under which it will transition selected manufacturing operations to an outsourced

MPC Corporation Reports 2007 Financial Results

April 14, 2007

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model. Over the next six months, the MPC Nashville manufacturing operation will be transitioned to the Flextronics facility located in Juarez, Mexico. The company will continue to evaluate additional means of reducing costs and improving productivity.

More detail on the contract with Flextronics Computing will be included in an 8K filing to be issued in the next four days.

About MPC Corporation

MPC Corporation (AMEX: MPZ), a major U.S. PC vendor since 1991, provides enterprise IT hardware solutions to mid-size businesses, government agencies and education organizations. With its October 2007 acquisition of Gateway’s Professional business, MPC Corporation became the only top-10 U.S. PC vendor focused exclusively on the $38 billion Professional PC market. For more information, visit MPC online at www.mpccorp.com.

Cautionary Statement

Certain statements in this press release are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements involve a number of risks, uncertainties and other factors that could cause actual results, performance or achievements of MPC Corporation to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements. Other factors that could materially affect such forward-looking statements can be found in MPC Corporation's filings with the Securities and Exchange Commission, including risk factors, at www.sec.gov. Investors, potential investors and other readers are urged to consider these risk factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on forward-looking statements. There is no assurance that the acquisition of the Gateway Professional Business will allow the combined company to better compete in the commercial and public market sectors. There is no assurance that MPC Corporation’s decision to outsource manufacturing operations will be successful in reducing costs or improving productivity. The forward-looking statements made herein are only made as of the date of this press release and MPC Corporation undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

MPC Corporation Reports 2007 Financial Results

April 14, 2007

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MPC CORPORATION

CONSOLIDATED BALANCE SHEETS

(In thousands except share data)

	December 31,
	2007	2006
ASSETS
Current Assets
Cash and cash equivalents	$9,009	$4,839
Restricted cash	9,852	4,585
Accounts receivable, net	86,056	45,643
Inventories, net	62,050	18,189
Prepaid maintenance and warranty costs	10,699	6,391
Other current assets	1,146	935
Total Current Assets	178,812	80,582

Non-Current Assets
Property and equipment, net	10,697	4,914
Goodwill	45,255	22,197
Acquired intangibles, net	28,455	10,108
Long-term portion of prepaid maintenance and warranty costs	1,388	844
Other assets	1,668	3,792
Total Non-Current Assets	87,463	41,855
TOTAL ASSETS	$266,275	$122,437

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Accounts payable	$61,079	$32,536
Accrued expenses	26,928	4,354
Accrued licenses and royalties	5,084	1,540
Current portion of accrued warranties	24,700	2,220
Current portion of deferred revenue	33,357	15,607
Notes payable and debt	64,249	34,834
Derivative financial instruments at estimated fair value	1,590	-
Total Current Liabilities	216,987	91,091

Long Term Liabilities
Non-current portion of accrued warranties	16,491	2,127
Non-current portion of deferred revenue	25,848	22,979
Derivative warrant liability	634	6,129
Derivative financial instruments at estimated fair value	-	21,234
Total Long Term Liabilities	42,973	52,469
TOTAL LIABILITIES	259,960	143,560

COMMITMENTS AND CONTINGENCIES

PREFERRED STOCK, Series B, 260,000 shares authorized, 249,171 issued and outstanding	6,308	-

SHAREHOLDERS' EQUITY
Preferred Stock, no par value; 100,000 shares authorized; no shares issued and outstanding at 2007 and 2006	-	-
Preferred Stock, Series A, 640,000 shares authorized; 626,546 issued and outstanding	9,008	-
Common Stock, no par value, 100,000,000 shares authorized; 33,948,489 and 12,147,438 shares issued and outstanding at 2007 and 2006, respectively	85,029	61,454
Accumulated Deficit	(94,030)	(82,577)
Total Shareholders' Equity (Deficit)	7	(21,123)
TOTAL LIABILITIES AND EQUITY	$266,275	$122,437

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MPC CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands except share data)

	Years Ended
	December 31,
	2007 (1)	2006

Revenue	$ 364,972	$ 284,971

Cost of revenue	316,935	256,074

Gross margin	48,037	28,897

Operating expenses
Research and development expense	2,462	3,432
Selling, general and administrative expense	55,259	40,336
Depreciation and amortization	4,615	4,688
Impairment of acquired intangibles	-	19,484
Total operating expenses	62,336	67,940

Operating loss	(14,299)	(39,043)

Other (income) expense
Interest expense, net	5,584	5,259
Gain on vendor settlements	(479)	(2,231)
Change in estimated fair value of derivative financial instruments	(7,899)	4,284
Loss (gain) on debt extinguishment	(52)	10,511
Merger related stock compensation expense	-	1,261
Total other (income) expense, net	(2,846)	19,084

Net loss, before cumulative effect of a change in accounting principle	(11,453)	(58,127)

Cumulative effect of a change in accounting principle - loss	-	589

Net loss	$ (11,453)	$ (58,716)

Loss per common share:
Basic	$ (0.64)	$ (4.93)
Diluted	$ (0.64)	$ (4.93)

Common shares used to compute loss per share:
Basic	17,842	11,913
Diluted	17,842	11,913

(1)

The results of the Gateway Professional Business have been consolidated effective October 1, 2007, the date the acquisition by MPC Corporation became effective, and therefore the results of the Professional Business are not included for periods prior to October 1, 2007.

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MPC Corporation Reports 2007 Financial Results

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MPC CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

	Year Ended
	December 31
	2007 (1)	2006
OPERATING ACTIVITIES
Net loss	$ (11,453)	$ (58,716)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation	3,479	2,942
Amortization of acquired intangibles	3,153	3,426
Impairment on intangibles	-	19,484
Amortization of deferred loan costs	572	711
Change in estimated fair value of derivative financial instruments	(7,899)	4,284
Loss on debt extinguishment	-	10,511
Stock compensation on vesting of RSU's	595	578
Cumulative effect of change in accounting principle	-	589
Merger related stock compensation expense	-	1,261
Valuation of warrant exchange	-	767
Gain on vendor settlements	(479)	(2,231)
Provision for bad debt	1,489	(30)
Other	157	194
Changes in assets and liabilities
Accounts receivable	(37,863)	(4,689)
Inventory	(18,422)	2,885
Prepaid maintenance & warranties	(4,852)	11,495
Other current assets	(209)	366
Other non-current assets	564	(1,369)
Accounts payable and accrued liabilities	49,433	(9,225)
Accrued licenses and royalties	3,678	(66)
Accrued warranties	(2,283)	(427)
Deferred revenue	1,588	(5,023)
Net cash used in operating activities	(18,752)	(22,283)

INVESTING ACTIVITIES
Purchase of property and equipment	(1,316)	(97)
Proceeds from the sale of fixed assets	-	17
Acquisition costs of the Professional Business	(1,240)	-
Net cash used in investing activities	(2,556)	(80)

FINANCING ACTIVITIES
Net proceeds from sale of debentures	-	13,757
Net activity under financing facility	25,070	34,239
Net activity and extinguishment of line of credit	-	(22,641)
Restricted cash related to letters of credit and financing facility	(5,266)	(4,585)
Payment of note payable	(2,659)	(253)
Payments on capital leases	-	(188)
Net proceeds from the exercise of stock options	34	27
Net proceeds from the exercise of warrants	8,299	3,104
Payment of stock issuance costs	-	(155)
Net cash provided by financing activities	25,478	23,305

Net cash increase for period	4,170	942

Cash at beginning of period	4,839	3,897

Cash at end of period	$ 9,009	$ 4,839

(1)

The results of the Gateway Professional Business have been consolidated effective October 1, 2007, the date the acquisition by MPC Corporation became effective, and therefore the results of the Professional Business are not included for periods prior to October 1, 2007.

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